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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 18, 1997
                        (Date of earliest event reported)



                                LABOR READY, INC.
             (Exact name of registrant as specified in its charter)


        WASHINGTON                        0-23828              91-1287341
(State or other jurisdiction of    (Commission File No.)     (IRS Employer
      incorporation)                                        Identification No.)


                             1016 SOUTH 28TH STREET
                            TACOMA, WASHINGTON  98409
                                 (206) 383-9101
                    (Address of principal executive offices)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 22, 1997, Labor Ready, Inc. (the "Registrant") engaged the accounting firm of Arthur Andersen LLP ("Arthur Andersen") as principal accountants for the year ending December 31, 1997. Arthur Andersen replaces BDO Seidman LLP ("BDO") as of the date reported above. The change in the Registrant's independent accountants was the result of a mutually agreeable decision between the Registrant and BDO to discontinue their relationship, which resulted in BDO submitting a resignation letter to the Registrant, which it received on September 18, 1997. The Registrant solicited a formal proposal from Arthur Andersen due to Arthur Andersen's excellent reputation and expertise in the temporary employment industry, numbering among its clients some of the largest companies in such industry. The Registrant's Audit Committee approved the engagement of Arthur Andersen on September 22, 1997.

     During the two most recent fiscal years and the subsequent interim period prior to September 18, 1997, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     BDO's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant provided the above disclosure to both BDO and Arthur Andersen, and requested that they furnish the Registrant with respective letters addressed to the Securities and Exchange Commission (the "SEC") stating whether they agree with the above statements. A copy of BDO's and Arthur Andersen's letters dated September 25, 1997 and September 24, 1997, respectively, are attached as exhibits to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (C) EXHIBITS.

     16.1  Letter regarding change in certifying accountant -- BDO Seidman LLP
     16.2  Letter regarding change in certifying accountant -- Arthur
           Andersen LLP




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   LABOR READY, INC.


Date:  September 25, 1997          By:  /s/ GLENN A. WELSTAD
                                      ------------------------------------
                                      Glenn A. Welstad
                                      Chairman, Chief Executive Officer
                                      and President


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